UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 11, 2006



                               NUTRITION 21, INC.
             (Exact name of registrant as specified in its charter)

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           New York                  0-14983                  11-2653613
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            file Number)           Identification No.)
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4 Manhattanville Road, Purchase, New York                       10577
       (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (914) 701-4500


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement

      On May 11, 2006 the Company increased the annual salary of Paul Intlekofer, President and Chief Executive Officer, to $325,000. The increase is effective as of April 17, 2006 when Mr. Intlekofer was elected President and Chief Executive Officer. Mr. Intlekofer has no employment agreement.


ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Alan Kirschbaum has been elected as Chief Financial Officer, effective May 26, 2006. Mr. Kirschbaum will also continue to serve as Vice President, Finance and Treasury. Before Mr. Kirschbaum's election to his new position, Mr. Intlekofer served as Chief Financial Officer in addition to serving as President and Chief Executive Officer. Effective May 26, 2006, the Company will pay to Mr. Kirschbaum a $170,000 annual salary. Mr. Kirschbaum has no employment agreement.

      Since December 1998, Mr. Kirschbaum has served in various capacities in the Company's finance operations, most recently as Vice President, Finance and Treasury. From 1996 to 1998, Mr. Kirschbaum was Vice President and Controller of AMS Asset Management Services. From 1984 to 1996, he held a series of financial positions of increasing responsibility with Ascom Timeplex, Inc. He received a BS from Pennsylvania State University, an MBA from Pace University, and is a Certified Public Accountant.




ITEM 9.01. Financial Statements and Exhibits.

      Exhibit No.          Description

      99.1                 Press release dated May 26, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                          Nutrition 21, Inc.
                                          (Registrant)

Date: May 26, 2006                        By: /s/ Paul Intlekofer
                                          -------------------------------
                                          Paul Intlekofer
                                          President and Chief Executive Officer



                                INDEX TO EXHIBITS

      Exhibit No.          Description

      99.1                 Press release dated May 26, 2006.